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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1999


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF APRIL 1, 1999, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 1999-2)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-14625                 33-0727357
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

         3 Ada Road
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                   Description
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     1                        23            Consent of Independent Accountants






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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 26,  1999

                                             OPTION ONE MORTGAGE
                                             ACCEPTANCE CORPORATION


                                             By:   /s/  William O'Neill
                                                   -----------------------------
                                             Name:      William O'Neill
                                             Title:      Senior Vice President






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                                INDEX TO EXHIBITS
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Exhibit No.                Description                                  Page
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      1            Consent of PricewaterhouseCoopers LLP                 5